                                                                   EXHIBIT 10(b)

                        HOUSTON INDUSTRIES INCORPORATED
                           DEFERRED COMPENSATION PLAN

                  (As Established Effective September 1, 1985)


                               Seventh Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Deferred Compensation Plan, effective September 1, 1985 and as amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 1997, to read as follows:

                 1. Section 1.2(d) of the Plan is hereby amended in its entirety to read as follows:

                 "(d)     'Beneficiary' means a person or persons, a trustee or
         trustees of a trust, or a partnership, corporation, limited liability partnership, limited liability company, or other entity designated by the Participant, as provided in Section 4.1, to receive any amounts distributed under the Plan after a Participant's death."

                 2. Section 1.2(h) of the Plan is hereby amended in its entirety to read as follows:

                 "(h)     'Committee' means the Benefits Committee or such
         other committee, which shall consist of five (5) or fewer persons, as shall be appointed by the Board of Directors of the Company to administer the Plan pursuant to Article Two hereof."

                 IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 5th day of June, 1997, but effective as of the date stated herein.

                                       HOUSTON INDUSTRIES INCORPORATED



                                       By   /s/ R. S. LETBETTER
                                          ------------------------------------


ATTEST:

/s/ R. B. DAUPHIN
-------------------------------